                                                                    Exhibit 21.1
                   -------------------------------------------------------------
    STATE
     OF                                  COMPANY NAME
INCORPORATION
                                          (Domestic)
--------------------------------------------------------------------------------

                        TRUE NORTH COMMUNICATIONS INC.

                          List of Domestic Companies

--------------------------------------------------------------------------------
    Delaware       FCB Worldwide L.L.C.
--------------------------------------------------------------------------------
    Delaware       FCB Worldwide, Inc.
--------------------------------------------------------------------------------
    Florida        FCB Worldwide (Florida), Inc.
--------------------------------------------------------------------------------
    Delaware       FCB Japan, Inc.
--------------------------------------------------------------------------------
    Delaware       The Hacker Group, Inc.
--------------------------------------------------------------------------------
    Georgia        Health Science Media, Inc.
--------------------------------------------------------------------------------
    New York       Bozell Group, Inc.
--------------------------------------------------------------------------------
    Delaware       Berenter, Greenhouse & Webster, Inc.
--------------------------------------------------------------------------------
    Delaware       BJK&E Holdings, Inc.
--------------------------------------------------------------------------------
    Delaware       Bozell Kamstra, Inc.
--------------------------------------------------------------------------------
    Delaware       Sixty Foot Spider, Inc.
--------------------------------------------------------------------------------
    Texas          Temerlin McClain of Texas, Inc.
--------------------------------------------------------------------------------
    Delaware       TM Holdings, Inc.
--------------------------------------------------------------------------------
    Delaware       Temerlin McClain LP
--------------------------------------------------------------------------------
    Canada         Temerlin McClain Ltd.
--------------------------------------------------------------------------------
    Delaware       True North Holdings (Latin America), Inc.
--------------------------------------------------------------------------------
    Delaware       True North Holdings (Europe), Inc.
--------------------------------------------------------------------------------
    Delaware       True North Holdings (Asia-Pacific), Inc.
--------------------------------------------------------------------------------
    Texas          Custom Production Service, Inc.
--------------------------------------------------------------------------------
    Delaware       True North Diversified Companies L.L.C.
--------------------------------------------------------------------------------
    Delaware       Wellness Worldwide, Inc.
--------------------------------------------------------------------------------
    Delaware       TN Directory Services, L.L.C.
--------------------------------------------------------------------------------
    Delaware       R/GA Media Group, Inc.
--------------------------------------------------------------------------------
    New York       R/GA Mixed Media, Inc.
--------------------------------------------------------------------------------
    Delaware       TN Media, Inc.
--------------------------------------------------------------------------------
    New York       BSMG Worldwide, Inc.
--------------------------------------------------------------------------------
    Delaware       Marketing Drive Worldwide, Inc.
--------------------------------------------------------------------------------
    Delaware       KSL Media, Inc.
--------------------------------------------------------------------------------
    Pennsylvania   Tierney & Partners, Inc.
--------------------------------------------------------------------------------
    Delaware       New America Strategies Group L.L.C.
--------------------------------------------------------------------------------
    California     The Benjamin Group / BSMG Worldwide, Inc.
--------------------------------------------------------------------------------
    Delaware       McCracken Brooks Maier Communications, Inc.
--------------------------------------------------------------------------------
    California     Wells Marketing, Inc.
--------------------------------------------------------------------------------
    Illinois       The Financial Relations Board / BSMG Worldwide, Inc.
--------------------------------------------------------------------------------
    Delaware       Market Growth Resources, Inc.
--------------------------------------------------------------------------------
    Delaware       Bozell, Jacobs, Kenyon & Eckhardt, Inc.
--------------------------------------------------------------------------------
    Delaware       TN Technologies, Inc.
--------------------------------------------------------------------------------
    Delaware       Modem Media.Poppe Tyson, Inc.
--------------------------------------------------------------------------------
    Delaware       Stein Rogan Inc.
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
   Country
     of                          COMPANY NAME
Incorporation
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------
                        TRUE NORTH COMMUNICATIONS INC.
                           List of Foreign Companies
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Argentina         XYZ Produciones, S.A.
-----------------------------------------------------------------------------------------
Argentina         Pragma/FCB, S.A.
-----------------------------------------------------------------------------------------
Argentina         Bozell Holdings Argentina S.A.
-----------------------------------------------------------------------------------------
Argentina         Bozell Vasquez, S.A.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Australia         Forbes Macfie Hansen Pty. Ltd.
-----------------------------------------------------------------------------------------
Australia         Bozell Worldwide Pty. Limited
-----------------------------------------------------------------------------------------
Australia         Foote, Cone & Belding Sydney Pty Limited
-----------------------------------------------------------------------------------------
Australia         FCB Adelaide Pty Ltd.
-----------------------------------------------------------------------------------------
Australia         FCB Melbourne Pty. Limited
-----------------------------------------------------------------------------------------
Australia         Shorter/FCB Pty Ltd.
-----------------------------------------------------------------------------------------
Australia         Foote, Cone & Belding Australia Pty Ltd.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Austria           Borsch Stengel & Partner Wien GmbH
-----------------------------------------------------------------------------------------
Austria           Bozell - Kobza
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Belgium           Bozell Worldwide Brussels
-----------------------------------------------------------------------------------------
Belgium           Lewis Gace Bozell International SA
-----------------------------------------------------------------------------------------
Belgium           Adamson Associates Scrl
-----------------------------------------------------------------------------------------
Belgium           Charles Barker BSMG SA
-----------------------------------------------------------------------------------------
Belgium           FCB Belgium, SA
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Brazil            FCB do Brazil Publicidade, Ltda.
-----------------------------------------------------------------------------------------
Brazil            Quality Communications
-----------------------------------------------------------------------------------------
Brazil            Bozell Brasil Publicidade Ltda.
-----------------------------------------------------------------------------------------
Brazil            Poppe Tyson Do Brasil Ltda.
-----------------------------------------------------------------------------------------
Brazil            Giovanni, FCB S/A
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Canada            Temerlin McClain Canada, Inc.
-----------------------------------------------------------------------------------------
Canada            Bozell Worldwide Canada Inc.
-----------------------------------------------------------------------------------------
Canada            Dome Advertising
-----------------------------------------------------------------------------------------
Canada            FCB/ Canada, Ltd.
-----------------------------------------------------------------------------------------
Canada            Modem Media.Poppe Tyson, Inc.
-----------------------------------------------------------------------------------------
Canada            Mondialis Communications Marketing Inc.
-----------------------------------------------------------------------------------------
Canada            Programmes, Inc.
-----------------------------------------------------------------------------------------
Canada            Generations Research, Inc.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Chile             Impact Promotions
-----------------------------------------------------------------------------------------
Chile             Israel & De Bianchi/Foote, Cone & Belding S.A.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
China             Lang Fang Megacom Advertising Co., Ltd.
-----------------------------------------------------------------------------------------
China             Da Qiao International Advertising Communication Co. Ltd. (Bozell China)
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Colombia          Artefilme Limitada
-----------------------------------------------------------------------------------------
Colombia          FCB Colombia S.A.
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Costa Rica        Arte y Cinema S.A.
-----------------------------------------------------------------------------------------
Costa Rica        Atitlan
-----------------------------------------------------------------------------------------
Costa Rica        FCB de Costa Rica, S.A.
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
   Country
     of                          COMPANY NAME
Incorporation
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
                        TRUE NORTH COMMUNICATIONS INC.
                           List of Foreign Companies
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Czech Republic    Foote, Cone & Belding s.r.o.
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Domin. Republic   FCB / Impact
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Ecuador           Foote, Cone & Belding - Ecuador
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Egypt             FCB / Horizon
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
El Salvador       FCB El Salvador Publicidad, S.A. de C.V.
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
France            Bozell Iceberg
--------------------------------------------------------------------------------------
France            Bozell Terre-Lune
--------------------------------------------------------------------------------------
France            Formes et Facons
--------------------------------------------------------------------------------------
France            Groupe Bozell France S.A.
--------------------------------------------------------------------------------------
France            AXE Publicite
--------------------------------------------------------------------------------------
France            Foote, Cone & Belding S.A.
--------------------------------------------------------------------------------------
France            Empir Media S.A.
--------------------------------------------------------------------------------------
France            Empir S.A.
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Germany           FCB/Wilkens Hamburg Werbeagentur GmbH
--------------------------------------------------------------------------------------
Germany           DIE SEITE: Atelier fur Gestaltung und Realisation von Katalogen GmbH
--------------------------------------------------------------------------------------
Germany           Produkta Direct Service fur Druck und Werbemittel-Production GmbH
--------------------------------------------------------------------------------------
Germany           Meditel Kommunikationsdesign GmbH
--------------------------------------------------------------------------------------
Germany           Bozell Direct Friends Werbeagentur fur Directmarketing GmbH
--------------------------------------------------------------------------------------
Germany           Bozell, Jacobs Holding GmbH
--------------------------------------------------------------------------------------
Germany           Management Profile Consulting GmbH
--------------------------------------------------------------------------------------
Germany           Borsch Stengel Korner Bozell Brand Pharma GmbH
--------------------------------------------------------------------------------------
Germany           FCB Werbeagentur GmbH
--------------------------------------------------------------------------------------
Germany           APR Wilkens Agentur fur Public Relations GmbH
--------------------------------------------------------------------------------------
Germany           ComInterest Holding GmbH
--------------------------------------------------------------------------------------
Germany           FCB Wilkens Direct GmbH
--------------------------------------------------------------------------------------
Germany           Borsch, Stengel, Korner, Bozell Werbeagentur GmbH
--------------------------------------------------------------------------------------
Germany           FCB/Technics Werbeagentur GmbH
--------------------------------------------------------------------------------------
Germany           FCB/Wilkens GmbH
--------------------------------------------------------------------------------------
Germany           Gesellschaft fur Direktmarketing-Wissen GmbH
--------------------------------------------------------------------------------------
Germany           Erste "Borderless AD" Verwaltungs GmbH
--------------------------------------------------------------------------------------
Germany           Kramer-Pape Wilkens GmbH
--------------------------------------------------------------------------------------
Germany           Media Satel GmbH
--------------------------------------------------------------------------------------
Germany           Zweite "Borderless AD" GmbH
--------------------------------------------------------------------------------------
Germany           Enjoy F Werbeagentur GmbH
--------------------------------------------------------------------------------------
Germany           MEX Multimedia Experts GmbH
--------------------------------------------------------------------------------------
Germany           Borsch Stengel Korner Bozell Markendesign GmbH
--------------------------------------------------------------------------------------
Germany           Schumacher Werbeagentur GmbH
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Guatemala         Publicidade Siboney S.A.
--------------------------------------------------------------------------------------
Guatemala         Arte Filme S.A.
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
Honduras          Publicidade Siboney S.A.
--------------------------------------------------------------------------------------
Honduras          FCB/Honduras
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Country
    of                                      COMPANY NAME
Incorporation
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        TRUE NORTH COMMUNICATIONS INC.

                           List of Foreign Companies
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Hong Kong      Foote, Cone & Belding, Ltd.
--------------------------------------------------------------------------------
Hong Kong      AFM Productions Limited
--------------------------------------------------------------------------------
Hong Kong      Modem Media.Poppe Tyson
--------------------------------------------------------------------------------
Hong Kong      MNC/FCB (HK) Limited
--------------------------------------------------------------------------------
Hong Kong      Bozell Asia (Holding) Ltd.
--------------------------------------------------------------------------------
Hong Kong      TN Technologies Limited Hong Kong
--------------------------------------------------------------------------------
Hong Kong      Bozell Ltd.
--------------------------------------------------------------------------------
Hong Kong      Park Advertising Ltd.
--------------------------------------------------------------------------------
Hong Kong      Megacom Holdings Limited
--------------------------------------------------------------------------------
Hong Kong      True North Communications (HK) Ltd.
--------------------------------------------------------------------------------
Hong Kong      Grant Advertising Limited
--------------------------------------------------------------------------------
Hong Kong      CAL/Bozell Limited
--------------------------------------------------------------------------------
Hong Kong      Pope Kiernan & Black
--------------------------------------------------------------------------------
Hong Kong      Foote, Cone & Belding (Taiwan) Ltd.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Hungary        FCB Budapest
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
India          Interface Communications Limited
--------------------------------------------------------------------------------
India          ULKA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Isle of Man    Horizon Advertising Ltd.
--------------------------------------------------------------------------------
Isle of Man    Horizon FCB Holdings
--------------------------------------------------------------------------------
Isle of Man    Frontline Marketing
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Italy          Foote, Cone & Belding, Srl.
--------------------------------------------------------------------------------
Italy          Bozell Marketing Service Srl.
--------------------------------------------------------------------------------
Italy          Bozell Italia Spa
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Japan          K.K. Bozell Worldwide
--------------------------------------------------------------------------------
Japan          Modem Media.Poppe Tyson Japan
--------------------------------------------------------------------------------
Japan          FCB (Japan) K.K.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lebanon        Horizon-FCB
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Malaysia       Foote, Cone & Belding Sdn. Bhd.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mauritius      Adcom
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mexico         CPV Publicidad
--------------------------------------------------------------------------------
Mexico         Interimagen S.A.de C.V.
--------------------------------------------------------------------------------
Mexico         Bozell Healthcare
--------------------------------------------------------------------------------
Mexico         Publicidad Tiempo Espacio
--------------------------------------------------------------------------------
Mexico         Poppe Tyson S.A. de C.V.
--------------------------------------------------------------------------------
Mexico         Bozell S.A. de C.V.
--------------------------------------------------------------------------------
Mexico         BJK&E Internacional
--------------------------------------------------------------------------------
Mexico         Artest S.A. de C.V.
--------------------------------------------------------------------------------
Mexico         FCB Arellano S.A. de C.V.
--------------------------------------------------------------------------------
Mexico         FCB de Mexico
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Netherlands    Bozell Europe Holdings B.V.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  Country
    of                                COMPANY NAME
Incorporation
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        TRUE NORTH COMMUNICATIONS INC.
                           List of Foreign Companies
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Netherlands       Bozell BK&P
--------------------------------------------------------------------------------
Netherlands       Wilkens Group BV
--------------------------------------------------------------------------------
Netherlands       Foote, Cone & Belding Reclamebureau BV
--------------------------------------------------------------------------------
Netherlands       True North Holding Netherlands B.V.
--------------------------------------------------------------------------------
Netherlands       BSMG Worldwide, BV
--------------------------------------------------------------------------------
Netherlands       Modem Media.Poppe Tyson (Europe) B.V.
--------------------------------------------------------------------------------
Netherlands       Wilkens Group Netherlands BV
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
New Zealand       Foote, Cone & Belding Ltd.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Peru              Park Advertising & Direct Marketing S.A.
--------------------------------------------------------------------------------
Peru              Mayo/FCB Publicidade S.A.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Philippines       Barona Property Holdings Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Poland            FCB Poland/ Wilkens Warsaw
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portugal          Wilkens Lisbon
--------------------------------------------------------------------------------
Portugal          FCB do Portugal Publicidade Ltda.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Puerto Rico       Park Advertising, Inc.
--------------------------------------------------------------------------------
Puerto Rico       Foote, Cone & Belding, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Singapore         Foote, Cone & Belding Pte Ltd
--------------------------------------------------------------------------------
Singapore         Bozell Worldwide (Singapore) Pts. Ltd.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
South Africa      FCB Holdings (South Africa) Pty, Ltd.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Spain             Inversiones Bozell Worldwide Holdings, S.L.
--------------------------------------------------------------------------------
Spain             TFM/Tapsa, S.A.
--------------------------------------------------------------------------------
Spain             True North Bozell Espana, S.L.
--------------------------------------------------------------------------------
Spain             Bozell Worldwide Holdings Espana, S.L.
--------------------------------------------------------------------------------
Spain             Foote, Cone & Belding Barcelona, SA
--------------------------------------------------------------------------------
Spain             Bozell Espana
--------------------------------------------------------------------------------
Spain             FCB/Tapsa
--------------------------------------------------------------------------------
Spain             CICM
--------------------------------------------------------------------------------
Spain             Foote, Cone & Belding Direct, S.A.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Switzerland       Typeart AG, Wallisellen
--------------------------------------------------------------------------------
Switzerland       Bozell Leutenegger Krull AG
--------------------------------------------------------------------------------
Switzerland       Bozell Holdings AG
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Taiwan            Foote, Cone & Belding (Taiwan) Ltd.
--------------------------------------------------------------------------------
Taiwan            Bozell Taiwan
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Thailand          Magnus Nankervis & Curl/FCB (Thailand) Limited
--------------------------------------------------------------------------------
Thailand          Bozell Worldwide (Thailand) Ltd.
--------------------------------------------------------------------------------
Thailand          FCB Worldwide (Thailand) Ltd.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Turkey            Foote, Cone & Belding Reklam Hizmetleri Anonim Sirketi
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   Country
     Of                                      COMPANY NAME
Incorporation
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                        TRUE NORTH COMMUNICATIONS INC.
                           List of Foreign Companies
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
United Kingdom    Charles Barker Publishing Limited
--------------------------------------------------------------------------------
United Kingdom    Marketing Drive Limited
--------------------------------------------------------------------------------
United Kingdom    MDGS Limited
--------------------------------------------------------------------------------
United Kingdom    Marketing Drive (Manchester) Limited
--------------------------------------------------------------------------------
United Kingdom    Globespan Marketing Services Limited
--------------------------------------------------------------------------------
United Kingdom    BHO Communications Limited
--------------------------------------------------------------------------------
United Kingdom    Marketing Drive Group Limited
--------------------------------------------------------------------------------
United Kingdom    Modem Media.Poppe Tyson, Ltd.
--------------------------------------------------------------------------------
United Kingdom    Delaney Fletcher Delany Limited
--------------------------------------------------------------------------------
United Kingdom    Charles Barker PLC
--------------------------------------------------------------------------------
United Kingdom    Lewis Gace Bozell Health Care Worldwide Limited
--------------------------------------------------------------------------------
United Kingdom    Bozell (UK) Limited
--------------------------------------------------------------------------------
United Kingdom    SCW Bozell (Holdings) Ltd.
--------------------------------------------------------------------------------
United Kingdom    Delany Fletcher Bozell Limited
--------------------------------------------------------------------------------
United Kingdom    True North Holdings Ltd.
--------------------------------------------------------------------------------
United Kingdom    Charles Barker Healthcare Ltd.
--------------------------------------------------------------------------------
United Kingdom    Keith Littlewood Associates Limited
--------------------------------------------------------------------------------
United Kingdom    Charles Barker ESOP Trustee Ltd.
--------------------------------------------------------------------------------
United Kingdom    Banks Hoggins O'Shea / FCB Ltd.
--------------------------------------------------------------------------------
United Kingdom    Business Opinions Ltd.
--------------------------------------------------------------------------------
United Kingdom    Gibbs Associates Limited
--------------------------------------------------------------------------------
United Kingdom    FCB Advertising Limited
--------------------------------------------------------------------------------
United Kingdom    Foote, Cone & Belding International Limited
--------------------------------------------------------------------------------
United Kingdom    TN Technologies Ltd.
--------------------------------------------------------------------------------
United Kingdom    Foote, Cone & Belding Europe Ltd.
--------------------------------------------------------------------------------
United Kingdom    FCB Management Services Ltd.
--------------------------------------------------------------------------------
United Kingdom    SLAM Ltd.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Uruguay           EFPZ/FCB
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Venezuela         Foote, Cone & Belding Publicidad, C.A.
--------------------------------------------------------------------------------
Venezuela         Publicis Publicidad, C.A.
--------------------------------------------------------------------------------
Venezuela         FCB Publicidad, C.A.
--------------------------------------------------------------------------------
Venezuela         Optimedia Publicidad, C.A.
--------------------------------------------------------------------------------
Venezuela         AJL Park Publicidad, C.A.
--------------------------------------------------------------------------------
Venezuela         Arte Filme Asociados, C.A.
--------------------------------------------------------------------------------
Venezuela         Publicidade Siboney S.A.
--------------------------------------------------------------------------------
Venezuela         TN Medios, C.A.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       5